STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Revenue	$ 406	$ 0
Cost of revenue and operating expenses
Cost of components and personnel	102	0
General and administrative expenses	5,501	5,543
Development	5,468	4,806
Stock based compensation	796	554
Amortization and depreciation	2,370	2,063
Total cost of revenue and operating expenses	14,237	12,966
Loss from operations	(13,831)	(12,966)
Other income (expense)
Other expense	(10,068)	0
Inducement expense	(391)	0
Interest expense, net	(2,227)	(535)
Impairment	(933)	(286)
Total other income (expense)	(13,619)	(821)
Loss before income tax provision	(27,450)	(13,787)
Income tax provision	0	0
Net loss	$ (27,450)	$ (13,787)
Basic and diluted net loss per share (in dollars per share)	$ (2.86)	$ (2.29)
Weighted average number of shares outstanding basic and diluted (in shares)	9,598	6,031